                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-4670

                         Global/International Fund, Inc.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)

                       345 Park Avenue, New York, NY 10154
                       -----------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-1000
                                                            --------------

                                  John Millette
                          Vice President and Secretary
                         Global/International Fund, Inc.
                    Two International Place, Boston, MA 02110
                    -----------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       4/30/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Global Bond Fund

Semiannual Report to Shareholders

April 30, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Investment Products

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com (Classes A, B and C), aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at (800) 621-1048 (Classes A, B and C), (800) 253-2277 (Class AARP) or (800) SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary April 30, 2003

Classes A, B and C

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Global Bond Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class A(a)	7.35%	14.94%	8.77%	5.58%	4.24%
Class B(a)	7.03%	14.12%	7.93%	4.76%	3.41%
Class C(a)	7.04%	14.16%	7.96%	4.78%	3.44%
Citigroup World Government Bond Index++	9.73%	22.35%	8.98%	6.22%	6.31%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 4/30/03	$ 10.10	$ 10.11	$ 10.11
10/31/02	$ 9.58	$ 9.58	$ 9.58
Distribution Information: Six Months: Distributions	$ .18	$ .14	$ .14
April Distributions	$ .0289	$ .0223	$ .0225
SEC 30-day Yield+	1.75%	1.04%	1.06%
Current Annualized Distribution Rate+	3.43%	2.65%	2.67%

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2003. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended April 30, 2003, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.
Class A Lipper Rankings - Global Income Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	49	of	87	56

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment(b)* (Adjusted for Sales Charge)
[] Scudder Global Bond Fund - Class A(c) [] Citigroup World Government Bond Index++

Yearly periods ended April 30

Comparative Results* (Adjusted for Sales Charge)
Scudder Global Bond Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$10,977	$12,289	$12,529	$14,461
	Average annual total return	9.77%	7.11%	4.61%	3.76%
Class B(c)	Growth of $10,000	$11,112	$12,372	$12,515	$13,989
	Average annual total return	11.12%	7.35%	4.59%	3.41%
Class C(c)	Growth of $10,000	$11,302	$12,457	$12,506	$13,885
	Average annual total return	13.02%	7.60%	4.57%	3.34%
Citigroup World Government Bond Index++	Growth of $10,000	$12,235	$12,942	$13,520	$18,446
	Average annual total return	22.35%	8.98%	6.22%	6.31%

The growth of $10,000 is cumulative.

Notes to Performance Summary - Classes A, B and C

* Returns and rankings during the 3-, 5- and 10- year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
a Returns shown for Class A, B and C shares for the periods prior to their inception on June 18, 2001 are derived from the historical performance of Class S shares of the Scudder Global Bond Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.
c Returns shown for Class A, B and C shares for the periods prior to their inception on June 18, 2001 are derived from the historical performance of Class S shares of the Scudder Global Bond Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 4.50%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C shares reflect an initial sales charge of 1.00%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1.00%. The difference in expenses will affect performance.
++ The unmanaged Citigroup World Government Bond Index (name changed from Salomon Smith Barney World Government Bond Index effective April 30, 2003) consists of worldwide fixed-rate government bonds with remaining maturities greater than one year. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

On December 27, 1995, the Fund adopted its current name and objectives. Prior to that date, the Fund was known as the Scudder Short Term Global Income Fund and its investment objective was to provide high current income through short-term instruments.

Please call (800) 621-1048 for the fund's most up-to-date performance. On the Web, go to scudder.com.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

Average Annual Total Returns*
Scudder Global Bond Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class S	7.60%	15.36%	9.06%	5.87%	4.52%
Citigroup World Government Bond Index++	9.73%	22.35%	8.98%	6.22%	6.31%
Scudder Global Bond Fund			6-Month++	1-Year	Life of Class**
Class AARP			7.49%	15.25%	9.80%
Citigroup World Government Bond Index++			9.73%	22.35%	10.43%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 4/30/03	$ 10.09	$ 10.10
10/31/02	$ 9.57	$ 9.57
Distribution Information: Six Months: Distributions	$ .19	$ .19
April Distributions	$ .031	$ .031
SEC 30-day Yield+	2.08%	2.08%
Current Annualized Distribution Rate+	3.69%	3.68%

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2003. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended April 30, 2003, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.

Class S Lipper Rankings* - Global Income Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	45	of	87	52
3-Year	20	of	70	29
5-Year	27	of	64	42
10-Year	22	of	26	82

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment*
[] Scudder Global Bond Fund - Class S [] Citigroup World Government Bond Index++

Yearly periods ended April 30

Comparative Results*
Scudder Global Bond Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$11,536	$12,972	$13,299	$15,563
	Average annual total return	15.36%	9.06%	5.87%	4.52%
Citigroup World Government Bond Index++	Growth of $10,000	$12,235	$12,942	$13,520	$18,446
	Average annual total return	22.35%	8.98%	6.22%	6.31%

Scudder Global Bond Fund		1-Year	Life of Class**
Class AARP	Growth of $10,000	$11,525	$12,720
	Average annual total return	15.25%	9.80%
Citigroup World Government Bond Index++	Growth of $10,000	$12,235	$12,876
	Average annual total return	22.35%	10.43%

The growth of $10,000 is cumulative.

Notes to Performance Summary - Class AARP and Class S

* Returns and rankings during the 3-, 5- and 10- year periods for Class S reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** On October 2, 2000, the Fund commenced offering Class AARP shares. Index comparisons begin September 30, 2000.
++ The unmanaged Citigroup World Government Bond Index (name changed from Salomon Smith Barney World Government Bond Index effective April 30, 2003) consists of worldwide fixed-rate government bonds with remaining maturities greater than one year. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

On December 27, 1995, the Fund adopted its current name and objectives. Prior to that date, the Fund was known as the Scudder Short Term Global Income Fund and its investment objective was to provide high current income through short-term instruments. Since adopting its current objectives, the cumulative return for Class S is 40.52%.

Please call (800) 728-3337 (Class AARP) or (800) SCUDDER (Class S) for the fund's most up-to-date performance. On the Web, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).

Portfolio Management Review

In the following interview, the portfolio management team (Brett Diment, Annette Fraser, Anthony Fletcher, Nik Hart, Stephen Ilott, Keith Patton and Ian Winship) discusses Scudder Global Bond Fund's strategy and the market environment for the six-month period ended April 30, 2003.

Q: Will you describe the economic environment for the period?

A: For most of the past six months, the investment markets focused on the potential for war with Iraq, and then on the war itself. During that period, equity markets performed poorly, while the bond markets did well. Bonds benefited from statements by the US Federal Reserve Board that it would do whatever it could to support the economy, including providing liquidity to the markets. These statements coincided with interest rate cuts by the European Central Bank and the Bank of England. These actions by central banks have helped keep interest rates down, a trend that we believe will continue for the near term. During this period, there was a marked improvement in the performance of high-yield and emerging-market debt, and while our positions in both of these markets contributed to performance, we sold - at a profit - some of our lower-rated investment-grade holdings.

Q: How did the fund perform over the six months ended April 30, 2003?

A: The total return for Scudder Global Bond Fund was 7.35% (Class A shares unadjusted for sales charges) for the past six months. (Please see pages 3 through 8 for the performance of other share classes.) This compares with a 9.73% return for its benchmark, the Citigroup World Government Bond Index.

Q: How did your allocations to different markets affect performance?

A: We had significantly less exposure to Japan compared with our benchmark. This contributed to performance throughout the period because we took the cash that would have been invested in Japan and invested it in Europe and the United States. Our exposure to the US Treasury market was fairly neutral compared to the benchmark. (Throughout this report we will be using phrases such as "neutral," "overweight" and "underweight." By neutral, we mean that the fund's weighting in a region, country, currency or sector was roughly equal to the benchmark's weighting. By overweight, we mean that the fund has a heavier weighting in a region, country, currency or sector than that of the benchmark. Conversely, an underweight means that the fund has a smaller weighting.) Instead, we chose to have an increased exposure to emerging-market and investment-grade bonds, both of which helped the fund. Among the biggest detractors from performance was the weak US dollar. In the past, the dollar's strength and the fund's relatively large exposure to the currency have contributed to performance. However, over the past few months, the US dollar has weakened versus the euro, so our exposure to the dollar hurt performance during the reporting period.

Q: How did your emerging-market holdings change during the period?

A: Six months ago, we had much larger positions in emerging Europe, including Bulgaria and Romania, as well as Russia and the Ukraine. We were significantly underweight in Brazil, Argentina and Colombia. Since then, we have shifted assets out of those emerging European and Russian markets and into Latin America, particularly Brazil, which was the best performing emerging market during the reporting period by far. At the beginning of the period, Brazil elected a new president, Luiz Inacio Lula da Silva. Since then, the new government has pleasantly surprised investors with its political appointments and statements relating to economic stimulus and debt management. As a result, prices of Brazilian debt rose substantially, while other emerging markets rallied in sympathy with Brazil. We also have a small position in Argentina, which contributed to performance, as the country appears to be on the road to recovery. Our decision to shift assets out of Bulgaria, Romania and Russia was not based on a negative outlook for those countries. In fact, we still see a lot of potential in those markets. For now, though, we think there is more room for price appreciation in Latin American bonds.

Q: Aside from currency issues, how did US exposure affect the fund?

A: It has had a neutral influence overall. The fund's investment-grade holdings performed well. Six to eight months ago, a relatively large number of securities in the portfolio were rated BBB, which is in the lower range of investment-grade ratings from credit rating firms such as Standard & Poor's. Since then, we have raised the average credit quality of the portfolio, bringing it to AA than to A. (AAA is the highest rating). While this strategy means we'll lose some of the potential for price appreciation associated with lower-rated bonds, we also believe the fund's increased exposure to higher-rated bonds may add a measure of price stability to the portfolio.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2003

Geographical Exposure	4/30/03	10/31/02

US	24%	44%
Germany	12%	20%
Netherlands	12%	3%
Japan	8%	-
Italy	7%	3%
France	7%	5%
United Kingdom	5%	1%
Poland	4%	-
Austria	4%	4%
Other	17%	20%
	100%	100%

Interest Rate Exposure	4/30/03	10/31/02

Euro	49%	52%
Japan	20%	18%
US	17%	24%
Other Europe	9%	5%
Other Dollar Bloc	5%	1%
	100%	100%

Currency Exposure(a)	4/30/03	10/31/02

US	52%	57%
Euro	22%	28%
Japan	13%	7%
Other Europe	8%	7%
Other Dollar Bloc	5%	1%
	100%	100%

a Currency exposure after taking into account the effects of foreign currency options, futures and forward contracts.

Geographical, interest rate exposure and currency exposure are subject to change.

For more complete details about the fund's investment portfolio, see page 13. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of April 30, 2003 (Unaudited)

	Principal Amount	Value ($)

Foreign Denominated Debt Obligations 64.1%
British Pounds 3.3%
United Kingdom, 9.5%, 4/18/2005	3,650,000	6,497,458
Canadian Dollar 1.0%
Canadian Government, Series WL43, 5.75%, 6/1/2029	2,780,000	2,026,477
Euro 44.0%
Bundesobligation, Series 138, 4.5%, 8/18/2006	4,180,000	4,905,293
Bundesrepublic Deutschland:
Series 99, 3.75%, 1/4/2009	1,700,000	1,930,940
Series 98, 4.75%, 7/4/2008	1,300,000	1,550,461
Series 02, 5.0%, 1/4/2012	4,910,000	5,882,973
Buoni Poliennali Del Tes:
5.0%, 5/1/2008	1,800,000	2,162,847
5.0%, 2/1/2012	3,850,000	4,593,815
6.0%, 5/1/2031	3,970,000	5,116,048
Deutschland Republic, Series 99, 4.0%, 7/4/2009	3,420,000	3,913,955
Federal Home Loan Mortgage Corp., 4.625%, 2/15/2007	2,015,000	2,369,002
Federal Republic of Germany, 6.25%, 1/4/2024	3,220,000	4,273,351
Government of France:
5.5%, 4/25/2010	7,250,000	8,970,786
5.75%, 10/25/2032	1,545,000	1,954,015
Government of Netherlands:
5.25%, 7/15/2008	6,000,000	7,306,735
7.75%, 3/1/2005	12,260,000	14,969,836
Hellenic Republic:
5.9%, 10/22/2022	900,000	1,123,976
6.5%, 10/22/2019	3,600,000	4,781,200
Irish Government Treasury, 4.6%, 4/18/2016	2,000,000	2,267,916
Permanent Financing PLC, Series 4A1, 5.1%, 6/11/2007	3,330,000	3,975,213
Romania:
8.5%, 5/8/2012	800,000	1,014,918
10.625%, 6/27/2008	900,000	1,210,692
Ukraine Government, 10.0%, 3/15/2007	925,871	1,117,684
United Mexican States, 7.5%, 3/8/2010	840,000	1,049,811
		86,441,467
Japanese Yen 11.4%
Development Bank of Japan, Series INTL, 1.7%, 9/20/2022	427,000,000	4,066,615
Japan Finance Corp., Series INTL, 1.55%, 2/21/2012	1,130,000,000	10,304,772
Pfandbriefstelle Ost Land Hypo, 1.6%, 2/15/2011	870,000,000	7,919,205
		22,290,592
Polish Zlotys 4.4%
Poland Government, Series 0608, 5.75%, 6/24/2008	31,600,000	8,558,420
Total Foreign Denominated Debt Obligations (Cost $112,943,130)		125,814,414

US Dollar Denominated Debt Obligations 23.9%
European Investment Bank, Series INTL, 4.875%, 9/6/2006	3,500,000	3,781,225
Federal National Mortgage Association:
5.125%, 2/13/2004	2,593,000	2,672,483
5.5%, 3/15/2011	2,770,000	3,064,149
7.125%, 1/15/2030	1,000,000	1,264,858
Federative Republic of Brazil, 8.0%, 4/15/2014	2,832,243	2,495,914
Government National Mortgage Association, 7.0% with various maturities until 2/15/2029	1,157,215	1,228,460
Republic of Argentina, 12.125%, 2/25/2019*	720,000	180,000
Republic of Bulgaria:
Series IAB, Interest Arrears Bond, Floating Rate Bond, LIBOR plus .8125%, 2.188%**, 7/28/2011	393,600	370,968
Series A, Collateralized Floating Rate Interest Reduction Bond, LIBOR plus .8125%, 2.188%**, 7/28/2012	393,571	375,467
8.25%, 1/15/2015	1,505,000	1,695,383
Republic of Colombia, 7.625%, 2/15/2007	410,000	418,200
Republic of El Salvador, 8.25%, 4/10/2032	1,410,000	1,442,926
Russian Federation, Step-up Coupon, 5.0%**, 3/31/2030	1,200,000	1,080,000
Russian Ministry of Finance, Series V, 3.0%, 5/14/2008	2,300,000	2,024,000
United Mexican States:
Series A, Value Recovery Rights*	846,000	3,384
4.625%, 10/8/2008	250,000	253,500
7.5%, 4/8/2033	1,000,000	1,042,500
Series XW, 10.375%, 2/17/2009	1,240,000	1,599,600
US Treasury Bonds:
5.0%, 2/15/2011	1,900,000	2,084,359
6.125%, 8/15/2007	5,750,000	6,577,236
6.125%, 11/15/2027	2,980,000	3,505,806
7.875%, 11/15/2004	7,730,000	8,497,264
8.5%, 2/15/2020	825,000	1,197,604
Total US Denominated Debt Obligations (Cost $43,977,279)		46,855,286
	Shares	Value ($)

Cash Equivalents 6.7%
Scudder Cash Management QP Trust, 1.32% (b) (Cost $13,223,375)	13,223,375	13,223,375

	% of Net Assets	Value ($)

Total Portfolio (Cost $170,143,784) (a)	94.7	185,893,075
Other Assets and Liabilities, Net	5.3	10,280,882
Net Assets	100.0	196,173,957

* Non-income producing security. In case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
** These securities are shown at their current rate as of April 30, 2003.
(a) The cost for federal income tax purposes was $171,182,654. At April 30, 2003, net unrealized appreciation for all securities based on tax cost was $14,710,421. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $14,880,212 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $169,791.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2003 (Unaudited)
Assets
Investments in securities, at value (cost $170,143,784)	$ 185,893,075
Foreign currency, at value (cost $9,518,544)	9,543,421
Interest receivable	3,081,159
Receivable for Fund shares sold	281,983
Foreign taxes recoverable	804
Unrealized appreciation on forward currency exchange contracts	332,921
Total assets	199,133,363
Liabilities
Due to custodian bank	144,147
Payable for investments purchased	1,176,781
Payable for Fund shares redeemed	231,967
Unrealized depreciation on forward currency exchange contracts	1,211,391
Accrued management fee	120,573
Other accrued expenses and payables	74,547
Total liabilities	2,959,406
Net assets, at value	$ 196,173,957
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(580,566)
Net unrealized appreciation (depreciation) on: Investments	15,749,291
Foreign currency related transactions	(766,970)
Accumulated net realized gain (loss)	(10,918,855)
Paid-in capital	192,691,057
Net assets, at value	$ 196,173,957

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2003 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($40,843,253 / 4,042,440 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 10.10
Maximum offering price per share (100 / 95.5 of $10.10)	$ 10.58
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($7,612,450 / 753,202 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 10.11
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($2,910,175 / 287,966 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 10.11
Maximum offering price per share (100 / 99 of $10.11)	$ 10.21
Class AARP Net Asset Value, offering and redemption price per share ($4,960,515 / 491,630 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 10.09
Class S Net Asset Value, offering and redemption price per share ($139,847,564 / 13,846,897 shares of capital stock outstanding, $.01 par value, 309,154,575 shares authorized)	$ 10.10

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2003 (Unaudited)
Investment Income
Income: Interest (net of foreign taxes withheld of $3,530)	$ 3,877,552
Expenses: Management fee	709,644
Administrative fee	362,640
Distribution service fees	86,912
Directors' fees and expenses	4,525
Other	8,876
Total expenses	1,172,597
Net investment income	2,704,955
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	10,861,617
Foreign currency related transactions	(6,123,386)
4,738,231
Net unrealized appreciation (depreciation) during the period on: Investments	6,689,081
Foreign currency related transactions	(516,903)
6,172,178
Net gain (loss) on investment transactions	10,910,409
Net increase (decrease) in net assets resulting from operations	$ 13,615,364

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2003 (Unaudited)	Year Ended October 31, 2002
			Operations: Net investment income	$ 2,704,955	$ 6,300,763
Net realized gain (loss) on investment transactions	4,738,231	(4,485,665)
Net unrealized appreciation (depreciation) on investment transactions during the period	6,172,178	10,629,922
Net increase (decrease) in net assets resulting from operations	13,615,364	12,445,020
Distributions to shareholders from: Net investment income: Class A	(705,893)	(273,450)
Class B	(94,084)	(25,224)
Class C	(28,712)	(7,434)
Class AARP	(77,366)	(11,497)
Class S	(2,687,846)	(1,098,226)
Tax return of capital: Class A	-	(1,108,811)
Class B	-	(102,280)
Class C	-	(30,142)
Class AARP	-	(46,617)
Class S	-	(4,453,197)
Fund share transactions: Proceeds from shares sold	23,943,311	30,288,135
Reinvestment of distributions	2,904,359	5,690,443
Cost of shares redeemed	(24,922,272)	(37,328,461)
Net increase (decrease) in net assets from Fund share transactions	1,925,398	(1,349,883)
Increase (decrease) in net assets	11,946,861	3,938,259
Net assets at beginning of period	184,227,096	180,288,837
Net assets at end of period (including accumulated distributions in excess of and undistributed net investment income of $580,566 and $308,380, respectively)	$ 196,173,957	$ 184,227,096

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2003[a]	2002[b]	2001[c]
Selected Per Share Data
Net asset value, beginning of period	$ 9.58	$ 9.29	$ 9.02
Income from investment operations: Net investment income[d]	.13	.32	.14
Net realized and unrealized gain (loss) on investment transactions	.57	.33	.29
Total from investment operations	.70	.65	.43
Less distributions from: Net investment income	(.18)	(.07)	(.11)
Tax return of capital	-	(.29)	(.05)
Total distributions	(.18)	(.36)	(.16)
Net asset value, end of period	$ 10.10	$ 9.58	$ 9.29
Total Return (%)[e]	7.35**	7.24	4.87**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	41	37	36
Ratio of expenses (%)	1.39*	1.36	1.40*
Ratio of net investment income (%)	2.71*	3.42	4.23*
Portfolio turnover rate (%)	111*	114	61
[a] For the six months ended April 30, 2003 (Unaudited).
[b] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.06, increase net realized and unrealized gain (loss) per share by $.06, and decrease the ratio of net investment income to average net assets from 4.10% to 3.42%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[c] For the period from June 18, 2001 (commencement of sales of Class A shares) to October 31, 2001.
[d] Based on average shares outstanding during the period.
[e] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class B
Years Ended October 31,	2003[a]	2002[b]	2001[c]
Selected Per Share Data
Net asset value, beginning of period	$ 9.58	$ 9.29	$ 9.02
Income from investment operations: Net investment income[d]	.09	.24	.12
Net realized and unrealized gain (loss) on investment transactions	.58	.34	.28
Total from investment operations	.67	.58	.40
Less distributions from: Net investment income	(.14)	(.06)	(.09)
Tax return of capital	-	(.23)	(.04)
Total distributions	(.14)	(.29)	(.13)
Net asset value, end of period	$ 10.11	$ 9.58	$ 9.29
Total Return (%)[e]	7.03**	6.38	4.51**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	6	4
Ratio of expenses (%)	2.20*	2.17	2.20*
Ratio of net investment income (%)	1.90*	2.61	3.43*
Portfolio turnover rate (%)	111*	114	61
[a] For the six months ended April 30, 2003 (Unaudited).
[b] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.06, increase net realized and unrealized gain (loss) per share by $.06, and decrease the ratio of net investment income to average net assets from 3.29% to 2.61%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[c] For the period from June 18, 2001 (commencement of sales of Class B shares) to October 31, 2001.
[d] Based on average shares outstanding during the period.
[e] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class C
Years Ended October 31,	2003[a]	2002[b]	2001[c]
Selected Per Share Data
Net asset value, beginning of period	$ 9.58	$ 9.29	$ 9.02
Income from investment operations: Net investment income[d]	.09	.25	.12
Net realized and unrealized gain (loss) on investment transactions	.58	.33	.28
Total from investment operations	.67	.58	.40
Less distributions from: Net investment income	(.14)	(.06)	(.09)
Tax return of capital	-	(.23)	(.04)
Total distributions	(.14)	(.29)	(.13)
Net asset value, end of period	$ 10.11	$ 9.58	$ 9.29
Total Return (%)[e]	7.04**	6.41	4.52**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	1	1
Ratio of expenses (%)	2.18*	2.15	2.18*
Ratio of net investment income (%)	1.92*	2.63	3.45*
Portfolio turnover rate (%)	111*	114	61
[a] For the six months ended April 30, 2003 (Unaudited).
[b] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.06, increase net realized and unrealized gain (loss) per share by $.06, and decrease the ratio of net investment income to average net assets from 3.31% to 2.63%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[c] For the period from June 18, 2001 (commencement of sales of Class C shares) to October 31, 2001.
[d] Based on average shares outstanding during the period.
[e] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class AARP
Years Ended October 31,	2003[a]	2002[b]	2001	2000[c]
Selected Per Share Data
Net asset value, beginning of period	$ 9.57	$ 9.28	$ 8.82	$ 8.86
Income (loss) from investment operations: Net investment income	.15[d]	.34[d]	.41[d]	.03
Net realized and unrealized gain (loss) on investment transactions	.56	.34	.47	(.04)
Total from investment operations	.71	.68	.88	(.01)
Less distributions from: Net investment income	(.19)	(.08)	(.30)	(.01)
Tax return of capital	-	(.31)	(.12)	(.02)
Total distributions	(.19)	(.39)	(.42)	(.03)
Net asset value, end of period	$ 10.09	$ 9.57	$ 9.28	$ 8.82
Total Return (%)	7.49**	7.54	10.16	(.11)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	3	1.001
Ratio of expenses (%)	1.14*	1.09	1.13	1.13*
Ratio of net investment income (%)	2.96*	3.69	4.54	4.23*
Portfolio turnover rate (%)	111*	114	61	95
[a] For the six months ended April 30, 2003 (Unaudited).
[b] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.06, increase net realized and unrealized gain (loss) per share by $.06, and decrease the ratio of net investment income to average net assets from 4.37% to 3.69%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[c] For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.
[d] Based on average shares outstanding during the period.
* Annualized
** Not annualized

Class S
Years Ended October 31,	2003[a]	2002[b]	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 9.57	$ 9.28	$ 8.83	$ 9.34	$ 9.92	$ 9.71
Income (loss) from investment operations:
Net investment income	.15[c]	.34[c]	.41[c]	.44	.49	.62
Net realized and unrealized gain (loss) on investment transactions	.57	.34	.46	(.51)	(.58)	.21
Total from investment operations	.72	.68	.87	(.07)	(.09)	.83
Less distributions from: Net investment income	(.19)	(.08)	(.30)	(.13)	(.33)	(.60)
Tax return of capital	-	(.31)	(.12)	(.31)	(.16)	(.02)
Total distributions	(.19)	(.39)	(.42)	(.44)	(.49)	(.62)
Net asset value, end of period	$ 10.10	$ 9.57	$ 9.28	$ 8.83	$ 9.34	$ 9.92
Total Return (%)	7.60**	7.54	10.12	(.84)[d]	(.99)[d]	8.91[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	140	137	138	143	85	108
Ratio of expenses before expense reductions (%)	1.14*	1.09	1.13	1.49[e]	1.41	1.48
Ratio of expenses after expense reductions (%)	1.14*	1.09	1.13	1.20[e]	1.16	1.00
Ratio of net investment income (%)	2.96*	3.69	4.54	4.81	5.04	6.43
Portfolio turnover rate (%)	111*	114	61	95	149	218
[a] For the six months ended April 30, 2003 (Unaudited).
[b] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.06, increase net realized and unrealized gain (loss) per share by $.06, and decrease the ratio of net investment income to average net assets from 4.37% to 3.69%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[c] Based on average shares outstanding during the period.
[d] Total returns would have been lower had certain expenses not been reduced.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization in fiscal 2000 before and after expense reductions were 1.40% and 1.14%, respectively.
* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Global Bond Fund (the "Fund") is a non-diversified series of Global/International Fund, Inc., (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sale charge. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2002, the Fund had a net tax basis capital loss carryforward of approximately $14,760,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2003 ($5,009,000), October 31, 2004 ($736,000), October 31, 2005 ($493,000), October 31, 2006 ($4,858,000), October 31, 2007 ($2,575,000) and October 31, 2008 ($1,089,000), the respective expiration dates, whichever occurs first, a portion of which is subject to certain limitations imposed by Sections 382-384 of the Internal Revenue Code.

Distribution of Income and Gains. All of the net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, forward foreign currency exchange contracts, foreign currency denominated investments, certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (14,760,000)
Unrealized appreciation (depreciation) on investments	$ 8,163,493

In addition, during the year ended October 31, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income	$ 1,415,831
Return of capital distributions	$ 5,741,047

For tax purposes short-term capital gains distributions are considered ordinary income distributions.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities bought in default.

B. Purchases and Sales of Securities

During the six months ended April 30, 2003, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $114,669,604 and $117,061,860 respectively. Purchases and sales of US Treasury obligations aggregated $12,188,220 and $22,174,998, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. (DeIM or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $250,000,000 of the Fund's average daily net assets, 0.72% of the next $750,000,000 of such net assets, 0.70% of the next $1,500,000,000 of such net assets, 0.68% of the next $2,500,000,000 of such net assets, 0.65% of the next $2,500,000,000 of such net assets, 0.64% of the next $2,500,000,000 of such net assets, 0.63% of the next $2,500,000,000 of such net assets, and 0.62% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended April 30, 2003, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.75% of the Fund's average daily net assets. Deutsche Asset Management Investment Services Limited ("DeAMIS"), an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund. The Advisor compensates DeAMIS out of the management fee it receives from the Fund.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.400%, 0.450%, 0.425%, 0.375% and 0.375% of average daily net assets of Class A, B, C, AARP and S shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services. In addition, other service providers, not affiliated with the Advisor, provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the six months ended April 30, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at April 30, 2003
Class A	$ 77,433	$ 12,572
Class B	14,967	2,405
Class C	4,105	731
Class AARP	7,331	1,274
Class S	258,804	40,860
	$ 362,640	$ 57,842

The Administrative Agreement between the Advisor and the Fund will terminate effective September 30, 2003 and the Fund will directly bear the cost of those expenses formerly covered under the Administrative Agreement. Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.30% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, director and director counsel fees).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the Agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2003
Class B	$ 24,945	$ 4,009
Class C	7,245	1,289
	$ 32,190	$ 5,298

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2003	Effective Rate
Class A	$ 44,446	$ 8,126	0.23%
Class B	7,968	1,498	0.24%
Class C	2,308	503	0.24%
	$ 54,722	$ 10,127

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2003 aggregated $5,335. There were no underwriting commissions paid in connection with the distributions of Class C shares for the six months ended April 30, 2003.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2003, the CDSC for Class B and Class C shares was $13,763 and $308, respectively.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended April 30, 2003, totaled $39,376 and are reflected as interest income on the Statement of Operations.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Forward Foreign Currency Exchange Contracts

As of April 30, 2003, the Fund had entered into the following forward foreign currency exchange contracts:

Contracts to Deliver	In Exchange For		Settlement Date	Unrealized Appreciation
USD 2,059,151	CAD	3,140,000	5/5/2003	$ 132,891
USD 2,160,749	CAD	3,140,000	7/31/2003	19,958
USD 1,985,558	EUR	1,790,000	7/31/2003	9,085
USD 5,737,977	JPY	692,000,000	7/31/2003	99,444
USD 818,923	SEK	7,080,000	5/5/2003	48,490
JPY 232,402,140	EUR	1,780,000	7/31/2003	23,053
				$ 332,921

Contracts to Deliver	In Exchange For		Settlement Date	Unrealized (Depreciation)
CAD 2,890,000	USD	1,975,933	7/31/2003	$ (31,151)
EUR 45,089,000	USD	49,327,366	7/31/2003	(916,448)
GBP 1,200,000	USD	1,895,280	7/31/2003	(12,762)
PLZ 32,880,000	USD	8,357,905	5/22/2003	(251,030)
				$ (1,211,391)

Currency Abbreviations
CAD	Canadian Dollar	EUR	Euro	PLZ	Polish Zlotys
GBP	British Pound	JPY	Japanese Yen
USD	US Dollar	SEK	Swedish Krona

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2003		Year Ended October 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	667,400	$ 6,626,426	877,016	$ 8,231,003
Class B	371,255	3,696,998	380,226	3,595,501
Class C	241,763	2,404,448	45,940	432,798
Class AARP	269,130	2,676,619	344,184	3,246,046
Class S	861,024	8,538,820	1,580,244	14,782,787
		$ 23,943,311		$ 30,288,135
Shares issued to shareholders in reinvestment of distributions
Class A	54,397	$ 536,765	110,025	$ 1,014,916
Class B	8,060	79,620	11,256	104,173
Class C	2,791	27,620	3,960	36,548
Class AARP	7,359	72,633	5,626	52,463
Class S	221,856	2,187,721	486,318	4,482,343
		$ 2,904,359		$ 5,690,443
Shares redeemed
Class A	(552,989)	$ (5,464,161)	(1,035,709)	$ (9,613,265)
Class B	(245,497)	(2,428,489)	(212,116)	(1,971,337)
Class C	(96,118)	(950,181)	(61,806)	(569,036)
Class AARP	(125,699)	(1,242,763)	(80,390)	(756,036)
Class S	(1,502,024)	(14,836,678)	(2,633,552)	(24,418,787)
		$ (24,922,272)		$ (37,328,461)
Net increase (decrease)
Class A	168,808	$ 1,699,030	(48,668)	$ (367,346)
Class B	133,818	1,348,129	179,366	1,728,337
Class C	148,436	1,481,887	(11,906)	(99,690)
Class AARP	150,790	1,506,489	269,420	2,542,473
Class S	(419,144)	(4,110,137)	(566,990)	(5,153,657)
		$ 1,925,398		$ (1,349,883)

Investment Products

Scudder Funds
Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Gold & Precious Metals Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund (formerly Scudder High Yield Fund)

Scudder High Income Opportunity Fund (formerly Scudder High Yield Opportunity Fund)

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Medium-Term Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central European Equity Fund, Inc.

The Germany Fund, Inc.

The New Germany Fund, Inc.

The SMALLCap Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1148

For shareholders of Classes A, B and C

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Call ScudderACCESS - (800) 972-3060
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
scudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For more information about these services	To speak with a Scudder service representative Call (800) 621-1048
Please address all written correspondence to	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356

	Nasdaq Symbol	CUSIP Number
Class A	SZGAX	378947-774
Class B	SZGBX	378947-766
Class C	SZGCX	378947-758

For shareholders of Class AARP and Class S

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
AARP Investment Program Shareholders:
Call Easy-Access Line - (800) 631-4636
Scudder Class S Shareholders:
Call SAIL™ - (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
AARP Investment Program Shareholders -
aarp.scudder.com
Scudder Class S Shareholders -
myScudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For more information about these services	AARP Investment Program Shareholders: Call an AARP Investment Program service representative at (800) 253-2277 Scudder Class S Shareholders: Call a Scudder service representative at (800) SCUDDER
Please address all written correspondence to	For AARP Investment Program Shareholders:
AARP Investment Program from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735
For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669

	Ticker Symbol	Fund Number
Class AARP	SGBDX	161
Class S	SSTGX	061

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. To request the appropriate form, call 1-800-253-2277. With respect to accounts that are jointly held, an opt-out form received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:
For Classes A, B, and C: Scudder Investments, Attention: Correspondence - Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

For Class AARP: AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S: Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

July 2002

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIERS AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the six month period ended April 30, 2003, management identified an issue related to a different registrant within the Scudder fund complex.
Management discussed the issue with the Registrant's Audit Committee and auditors and instituted additional procedures to enhance its internal controls over financial reporting.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Global Discovery Fund, Scudder
                                    Emerging Markets Income Fund and
                                    Scudder Global Bond Fund, each a series of
                                    Global/International Fund, Inc.

By:                                 /s/Richard T. Hale
                                    -----------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               6/30/03
                                    -----------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Global Discovery Fund, Scudder
                                    Emerging Markets Income Fund and
                                    Scudder Global Bond Fund, each a series of
                                    Global/International Fund, Inc.

By:                                 /s/Richard T. Hale
                                    -----------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               6/30/03
                                    -----------------------------

By:                                 /s/Charles A. Rizzo
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               6/30/03
                                    -----------------------------